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                                    EXHIBIT A

                          JOINT FILING AGREEMENT AMONG
            IRIDIAN ASSET MANAGEMENT LLC, LC CAPITAL MANAGEMENT, LLC,
              CL INVESTORS, INC., DAVID L. COHEN AND HAROLD J. LEVY


         AGREEMENT between Iridian Asset Management LLC ("Iridian"), LC Capital Management, LLC ("LC"), CL Investors, Inc. ("CLI"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy").

         WHEREAS, in accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934 (the "Act"), only one statement containing the information required by Schedule 13G and any amendments thereto need be filed whenever two or more persons are required to file such a statement or any amendments thereto with respect to the same securities, provided that said persons agree in writing that such statement or any amendment thereto is filed on behalf of them.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

         Iridian, LC, CLI, Cohen and Levy, do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file a Schedule 13G relating to their ownership of the common stock of Alliant Techsystems, Inc., and do hereby further agree that said Schedule 13G shall be filed on behalf of each of them.

August 5, 1997                                  IRIDIAN ASSET MANAGEMENT LLC


                                            By: /s/ Jeffrey M. Elliott
                                                --------------------------------
                                                Jeffrey M. Elliott, Executive
                                                  Vice President

                                                LC CAPITAL MANAGEMENT, LLC

                                            By: /s/ Jeffrey M. Elliott
                                                --------------------------------
                                                Jeffrey M. Elliott, Executive
                                                  Vice President

                                                CL INVESTORS, INC.

                                            By: /s/ Jeffrey M. Elliott
                                                --------------------------------
                                                Jeffrey M. Elliott, President

                                                /s/ David L. Cohen
                                                --------------------------------
                                                David L. Cohen, individually

                                                /s/ Harold J. Levy
                                                --------------------------------
                                                Harold J. Levy, individually

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